UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) January 3, 2003


                           EZ Travel, Inc.
          --------------------------------------------------
          (Exact name of Registrant as specified in charter)


                  Nevada              000-49795         80-0001653
       ----------------------------  -----------   -----------------
       (State or other jurisdiction  (Commission   (I.R.S. Employer
        of incorporation)             File Number)   Identification)

     3415 Ocatillo Way, North Las Vegas, NV               89031
   ------------------------------------------         --------------
    (Address of principal executive offices)           (zip code)

             Issuer?s telephone number:   (702) 221-1952
                                          ----------------

                             Not Applicable
    --------------------------------------------------------------
    (Former name or former address, if changed, since last report)

ITEM 9.  REGULATION FD DISCLOSURE

On January 3, 2002, EZ Travel, Inc. (the "Company") issued a news release with respect to its definitive agreement to acquire 80% ownership in World Information Technology, Inc.,


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EZ TRAVEL, INC.


                                       /s/ Edward C. Zimmerman, III
                                       ------------------------------------
                                       Edward C. Zimmerman, III, President
                                       January 3, 2003




                                     Exhibit

1.  News Release by EZ Travel, Inc. dated January 3, 2003.